EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fresh Harvest Products, Inc. (the “Registrant”) on Form 10-Q for the quarter ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Jordan Friedman, Principal Executive Officer and the Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

FRESH HARVEST PRODUCTS, INC.

Dated: February 1, 2021	By:	/s/ Michael Jordan Friedman
Michael Jordan Friedman Chief Executive Officer, President, Chief Financial Officer and Chairman